As Filed with the Securities and Exchange Commission on February
24, 1997.

                           SCHEDULE 14A
                          (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A)
    OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

     Filed by the registrant                      [X]
     Filed by a party other than the registrant   [   ]

     Check the appropriate box:
     [X]  Preliminary  proxy  statement
     [   ]     Definitive  proxy statement
     [   ]     Definitive additional materials
     [   ]     Soliciting  material pursuant to Rule 14a-11(c) or
               Rule 14a-12

                        CONSECO FUND GROUP
         (Name of Registrant as Specified in Its Charter)

     Payment of filing fee (check the appropriate box):

     [X]  No fee required.

     [   ]     Fee computed on table below per Exchange Act Rules
               14a-6(i)(1) and 0-11.

               1) T i t le of each class of securities to whichtransaction applies:

 ............................................

               2)   Aggregate  number  of  securities  to  which
               transaction applies:
               ...........................................

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               ...........................................

               4 )    Proposed   maximum   aggregate   value   of
               transaction:
               ..............................................

               5) Total fee paid:
               ...............................................

     [   ]     Fee paid previously with preliminary materials.

     [   ]     Check  box  if  any  part  of the fee is offset as
               provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee


               was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1) Amount Previously Paid:
               .................................................

               2) Form, Schedule or Registration Statement No.:
               ................................................

               3) Filing Party:
               ....................... . . .....................

               4) Date Filed:
               ................................................


                        CONSECO FUND GROUP
                           Equity Fund
                      Asset Allocation Fund
                        Fixed Income Fund

                 11815 North Pennsylvania Street
                      Carmel, Indiana 46032
                          March 7, 1997

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund on Friday, March 28, 1997, to be held at 1:00 p.m. in your Fund's offices at the location shown on the enclosed proxy statement. At this meeting, you will be asked to consider and approve proposals pertaining to your Fund. The proposals are highlighted below, and are discussed in more detail in your proxy statement.

You will notice that this proxy statement addresses three Funds. T h i s is part of our effort to minimize printing and administrative expenses. However, if you invest in more than one of the three Funds, you will receive more than one proxy card. It is important that you review and vote each proxy card.

The proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe that the proposals are in the best interests of the shareholders of each Fund. They recommend that you vote for each proposal.

Proposal 1 is to approve the investment advisory agreements between Conseco Fund Group, on behalf of each Fund, and Conseco
Capital Management, Inc., each Fund's investment adviser.

Proposal 2 is to approve the Rule 12b-1 distribution and service plan for Class A shares of each Fund.

Proposal 3 is to ratify the selection of Coopers & Lybrand LLP as independent accountants of Conseco Fund Group.

THESE  PROPOSALS  HAVE  BEEN REVIEWED AND UNANIMOUSLY APPROVED BY
YOUR  FUND'S  BOARD  OF  TRUSTEES, WHO BELIEVE THAT THE PROPOSALS
WILL BE BENEFICIAL TO YOU AND YOUR FUND.

                     YOUR VOTE IS IMPORTANT!

No matter how large or small your investment may be, your vote makes a difference. We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy card(s) to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If  you  have  any  questions,  please call your Customer Service
Representative at 1-800-986-3384, [Monday through  Friday between
8:00 a.m. and 8:00 p.m., Eastern time.]

                                   Sincerely,




                                   Maxwell E. Bublitz
                                   President and Trustee






                        CONSECO FUND GROUP
                           Equity Fund
                      Asset Allocation Fund
                        Fixed Income Fund

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD MARCH 28, 1997

To the Shareholders of the above Funds:

     N O T I CE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund (the "Funds") will be held at the offices of Conseco Fund Group (the "Trust"), 11815 North Pennsylvania Street, Carmel, Indiana 46032, at 1:00 p.m., Eastern time, on Friday, March 28, 1997. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

     1. To approve the investment advisory agreements between the Trust, on behalf of each Fund, and Conseco Capital Management, Inc.

     2. To approve each Fund's Class A distribution and service plan for Class A shares of each Fund.

     3.   To  ratify the selection of Coopers & Lybrand
          LLP as independent accountants of the Trust.

YOUR  BOARD  OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
PROPOSALS.

Shareholders of record as of the close of business on February 21, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournments of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about March 7, 1997.

                              By order of the Board of Trustees,

                              WILLIAM P. LATIMER, Secretary

Carmel, Indiana
March 7, 1997

                      YOUR VOTE IS IMPORTANT

WHETHER  OR  NOT  YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
COMPLETE  AND  RETURN  THE ENCLOSED PROXY CARD(S).  YOU MAY STILL
VOTE IN PERSON IF YOU ATTEND THE MEETING.





                         PROXY STATEMENT

                SPECIAL MEETING OF SHAREHOLDERS OF
                       CONSECO FUND GROUP:
                           Equity Fund
                      Asset Allocation Fund
                        Fixed Income Fund

                 11815 North Pennsylvania Street
                      Carmel, Indiana 46032

     This Proxy Statement is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees (the "Trustees") of Conseco Fund Group (the "Trust") to be used at a Special Meeting of Shareholders of the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund (the "Funds") and at any adjournments thereof (the "Meeting"), to be held at the offices of the Trust, its investment adviser, Conseco Capital Management, Inc. (the "Adviser"), and its distributor, Conseco Equity Sales, Inc. (the "Distributor"), located at 11815 North Pennsylvania Street, Carmel, Indiana 46032 at 1:00 p.m., Eastern time, on Friday, March 28, 1997.

     The purpose of the Meeting is set forth in the accompanying Notice. The solicitation of proxies is being made primarily through mailing this Proxy Statement and accompanying proxy card on or about March 7, 1997. Additional solicitation may be made by mail, telephone, or in person by officers or Trustees of the Trust, and by employees, officers and/or directors of the Adviser. It is not anticipated that any solicitations will be made by specially-engaged employees or paid proxy solicitors. The cost of the preparation of this Proxy Statement and proxy and the costs of solicitation will be borne by the Adviser.

     The Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is organized as a b u s i n ess trust under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Funds, each of which represents a separate investment portfolio (a "mutual fund"). Each Fund offers two classes of shares: Class A and Class Y. The Trust has authorized an unlimited number of shares of beneficial interest having no par value. The shares of the Trust do not have cumulative voting rights.

     If the enclosed proxy card(s) is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards solicited by the Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares





represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a s u f f icient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     The Trustees have fixed the close of business on February 21, 1997, as the record date (the "Record Date") for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record of the Trust are entitled to one vote per share and to a proportionate vote for each fraction of a share at the Meeting. A quorum must be present for the transaction of business at the Meeting. The holders of a majority of the outstanding shares of Trust entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the Meeting. If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of a matter proposed at the Meeting, as set forth in the Notice of this Meeting, are not received by 12:00 p.m., Eastern time, on Friday, March 28, 1997, then the persons named as attorneys and proxies in the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the shares represented, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that are required to be voted FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such an adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

     As of the Record Date, shares of each Fund of the Trust issued and outstanding are indicated in the following table:

                              Class A            Class Y

     Equity Fund              _________           _ ______
     Asset Allocation Fund    _________           __________
     Fixed Income Fund        _________           __________











     To the knowledge of the Trust, as of the Record Date, substantial (5% or more) record ownership of each Fund was as follows:

                           Equity Fund

                              Number of Shares    Percentage
                                    Owned          Ownership

                 Name         Address     Class A   Class Y Class A  Class Y













                      Asset Allocation Fund

                               Number of Shares   Percentage
                                    Owned          Ownership

                 Name         Address     Class A   Class Y Class A  Class Y



























                        Fixed Income Fund

                              Number of Shares    Percentage
                                   Owned           Ownership

               Name         Address      Class A  Class Y   Class A  Class Y











As of the Record Date, Trustees and officers of the Trust owned in the aggregate ___% of the outstanding shares of the Trust.


        Summary of Proposals and Trustees' Recommendations

     The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to each proposal:

          Proposal                      Affected Funds

1.   Approval of Advisory Agreements    Each Fund*

2.   Approval of Class A Distribution   Class A Shareholders
          and Service Plans                  of Each Fund**

3.   Ratification of the Selection of   All Funds***
          Independent Accountant

* All shareholders of each Fund will vote separately from shareholders of the other Funds.

** Class A shareholders of each Fund only will vote separately from Class A shareholders of the other Funds.

***  All shareholders of each Fund will vote together.

     The Board of Trustees recommends that you cast your vote :

     -    FOR approval of each investment advisory Agreement








     - FOR approval of each Fund's Class A distribution and service plan

     -    FOR  ratification of the selection of Coopers & Lybrand
          LLP as independent accountants for the Trust


                            Proposals

     Each  of  the  proposals  is described in detail below.  The
Exhibits are important parts of this Proxy Statement; please consult them carefully as you review this Proxy Statement and evaluate the proposals.

PROPOSAL 1.    TO  APPROVE INVESTMENT ADVISORY AGREEMENTS BETWEEN
               THE  TRUST,  ON  BEHALF  OF EACH FUND, AND CONSECO
               CAPITAL MANAGEMENT, INC.

For  All  Shareholders  of  the Equity Fund, the Asset Allocation
Fund, and the Fixed Income Fund, voting separately.

     The Trustees are requesting that shareholders of each Fund approve each Fund's investment advisory Agreement with the Adviser (collectively, the "Advisory Agreements"). Shareholders are not being asked, however, to approve any changes to the Advisory Agreements, but are being asked to approve each Fund's Advisory Agreement in its current form. Each Advisory Agreement is attached to this Proxy Statement as Exhibit A for your review. Also attached to this Proxy Statement for your review as Exhibit B are audited financial statements of the Adviser.

     The  Act  has  certain provisions applicable to the board of trustees and the shareholders of a mutual fund in respect of investment advisory agreements. One provision requires that the trustees of a mutual fund, including a majority of the trustees who are not "interested persons" of the fund (the "Disinterested Trustees"), vote, in person, to approve an investment advisory Agreement. The Act also requires that the shareholders of a mutual fund approve an investment advisory Agreement. In accordance with their obligation under the Act, the Trustees first approved the Advisory Agreements on December 5, 1996.
After approval by the Trustees, the sole shareholder of each Fund, on December 31, 1996, voted to approve each Fund's Advisory Agreement.

     It has come to the Trustees' attention that there may have been a flaw in their initial approval of the Advisory Agreements on December 5, 1996. Therefore, on February 21, 1997, the Trustees, including a majority of the Disinterested Trustees, voted, in person, to re-approve each Advisory Agreement and to submit those Agreements to the vote of shareholders of each Fund in accordance with the requirements of the Act.






Required Vote

     Approval of each Fund's Advisory Agreement by each Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of each Fund. Shareholders of each Fund will vote separately. Therefore, three votes will be taken; that is, separate votes will be taken with respect to each of the three Advisory Agreements. If you are a shareholder of more than one Fund, you are entitled to vote on the proposal as it pertains to each of your Funds and you will receive more than one proxy card for this purpose. Therefore, it is important that you review, complete and sign each proxy card.

Descriptions of the Adviser and the Advisory Agreements

     The Adviser has been retained to provide investment advice, and, in general, to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing administration of specialized annuity, life and health insurance products. The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees.

     Under the Advisory Agreements, the Adviser is entitled to receive an investment advisory fee equal to an annual rate of 0.70% of the daily net asset value of the Equity Fund, 0.70% of the daily net asset value of the Asset Allocation Fund and 0.45% of the daily net asset value of the Fixed Income Fund. The Adviser also manages another registered investment company, all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates.

     The Adviser will reduce its aggregate fees for any fiscal year, or reimburse the Funds, to the extent required, so that the Funds' expenses do not exceed the expense limitations applicable to the Trust under the securities laws or regulations of those states or jurisdictions in which the Funds' shares are registered or qualified for sale. Expenses for purposes of these expense limitations include the management fee, but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Funds. In addition, the state with the most restrictive expense limitation allows the Trust to exclude distribution expenses.








     The Adviser has voluntarily agreed to waive the investment advisory fee payable by each Fund to the extent that the Funds' ratios of total operating expenses to net assets on an annual basis exceed: 1.50% and 1.00% for Class A shares and Class Y shares of the Equity Fund, respectively; 1.50% and 1.00% for Class A shares and Class Y shares of the Asset Allocation Fund, respectively; and 1.25% and 0.60% for Class A shares and Class Y shares of the Fixed Income Fund, respectively. These voluntary limits may be discontinued at any time after April 30, 1998. The voluntary commitment of the Adviser to waive its fees (as described above) was undertaken in conjunction with similar commitments made by the Distributor and the Trust's administrator, Conseco Services LLC (the "Administrator"), 11815 North Pennsylvania Street, Carmel, Indiana 46032. In connection with the Adviser's voluntary Agreement to waive its advisory fee, as described above, the Adviser has reduced the advisory fee of the Fixed Income Fund from 0.45% to 0.40% of the daily net assets of the Fixed Income Fund. This voluntary limit also may be discontinued at any time after April 30, 1998.

T r ustees'   Evaluation   of   the   Advisory   Agreements   and
Recommendation

     I n approving each Advisory Agreement, the Trustees, including the Disinterested Trustees, requested and evaluated information provided by the Adviser which, in their opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether each Advisory Agreement would be in the best interests of each respective Fund and its shareholders.

     In recommending that each Fund's shareholders approve their respective Advisory Agreement, the Trustees took into account all factors they deemed relevant, including: (i) the advisory fees and other expenses that would be paid by the Funds under the Advisory Agreements as compared to those of similar mutual funds managed by other investment advisers; (ii) the nature, quality and extent of the portfolio management and non-advisory services furnished by the Adviser to the Funds; (iii) the Adviser's need to maintain and enhance its ability to retain and attract capable personnel to serve the Funds; (iv) the nature of the Adviser's research capability and the related benefits to the Funds; (v) brokerage and research services received by the Adviser as described more fully below; (vi) the relationship of the advisory f e e structures under the Advisory Agreements to the fee structures of comparable mutual funds; (vii) the financial strength of the Adviser; (viii) the cost and complexity of providing portfolio management services; (ix) the Adviser's experience and performance attained in managing comparable mutual funds; and (x) payments to be made by the Funds to affiliates of the Adviser or third parties for services other than investment advisory services.






     In addition, the Trustees considered that the Adviser, the Distributor and the Administrator have each voluntarily agreed to waive a portion of its fees and/or reimburse to the Funds a portion of the fees due it through April 30, 1998 to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and 0.60% for Class Y shares of the Fixed Income Fund.

     With respect to the services to be provided on behalf of each Fund, the Trustees determined that the compensation to be paid to the Adviser under the Advisory Agreements is fair and reasonable, and that the Advisory Agreements will allow the Adviser to receive fees for its services that are competitive with fees paid by other mutual funds to other investment advisers.

     As  a  result  of  their  careful consideration of the above factors and other relevant matters, the Trustees, including a majority of the Disinterested Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Act, that the retention of the Adviser to provide advisory and other services to each Fund under the respective Advisory Agreement for each Fund would be in the best interests of each Fund and its shareholders and recommended that each Advisory Agreement be submitted to the shareholders of the respective Fund for their approval. In the event that one or more Advisory Agreements are not approved by shareholders, the Trustees would seek to obtain for the Fund(s) interim investment advisory services at the lesser of cost or the current fee rate either from the Adviser or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment a d v isory Agreement with the Adviser or another advisory organization selected by the Trustees, in any event subject to the approval of the shareholders of the Fund(s). Given the uncertain validity of the Advisory Agreements approved at the December 5, 1996 Trustees' meeting, no advisory fees will be paid by a Fund until an Advisory Agreement is approved by shareholders of that Fund.


















Management of the Adviser

     The names of the principal executive officer and directors of the Adviser, their addresses and principal occupations are set forth in the table immediately below:

     Name and Position
       with Adviser                   Address             Principal Occupation

 Maxwell E. Bublitz,*      11815 N. Pennsylvania Street   Chartered Financial
 Director and President    Carmel, IN 46032               Analyst

 Rollin M. Dick            11815 N. Pennsylvania Street
 Director                  Carmel, IN 46032
 William P. Latimer,*      11815 N. Pennsylvania Street   Attorney
 Director, Chief           Carmel, IN 46032
 Compliance
  Officer, Vice
 President,
  Secretary and Senior
  Counsel

 Gregory J. Hahn,*         11815 N. Pennsylvania Street   Chartered Financial
 Senior Vice President,    Carmel, IN 46032               Analyst
  Portfolio Analytics


* The persons indicated with an asterisk also maintain positions with the Trust as follows: Mr. Bublitz is the President and a Trustee of the Trust; Mr. Hahn is Vice
     President for Investments and a Trustee of the Trust; and Mr. Latimer is Vice President and Secretary of the Trust. In addition, both James S. Adams, the Treasurer of the Trust, and William T. Devanney, Jr., a Vice President of the Trust, beneficially own shares of Conseco, Inc. and are Senior Vice Presidents of both Bankers National Life Insurance Company and Great American Reserve Life Insurance, both of which companies are affiliates of the Adviser.

Portfolio Allocation

     Decisions regarding the placement of portfolio brokerage are made by the Adviser with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for each Fund. Consistent with those objectives, transactions may be allocated to brokers and dealers who furnish certain research services to the Adviser. Such research services







supplement the Adviser's own research activities and provide a benefit to the Adviser which is not easily evaluated in terms of dollar amount and is not reflected in a direct monetary benefit to the Funds. Such research may be used to benefit any other investment companies and accounts advised by the Adviser, as well as the Funds. Transactions may also be executed through brokers and dealers who sell shares of the Funds, but such sales will not be a qualifying or disqualifying factor in the selection of executing broker-dealers. The Adviser may place portfolio transactions for the Fund with broker-dealers for commissions which are greater than another broker or dealer might charge if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion.

Other Information Pertaining to the Adviser

     The Adviser is a wholly-owned subsidiary of Conseco, Inc., 11815 North Pennsylvania Street, Carmel, Indiana 46032. Because all of the outstanding securities of the Adviser are owned by Conseco, Inc., no other person owns securities issued by the Adviser.

     T h e Distributor, Conseco Equity Sales, Inc., is an affiliated person of the Adviser and will receive compensation from each Fund pursuant to each Fund's plan of distribution, as described more fully below under Proposal 2. The services provided by the Distributor will continue after approval of each Advisory Agreement by the shareholders of each Fund.

     The Administrator, Conseco Services, LLC, is also an affiliated person of the Adviser and receives compensation from the Trust pursuant to an administration Agreement. Under that Agreement, the Administrator supervises the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, supervises the maintenance of books and records of the Trust and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% based on the average daily net assets attributable to Class A and Y shares. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds a portion of the fees due it under the administration Agreement with the Trust through April 30, 1998 to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and 0.60% for Class Y shares of the Fixed Income Fund. This voluntary commitment of the Administrator was






undertaken  in  conjunction  with similar commitments made by the
Adviser  and  the  Distributor.    The  services  provided by the
Administrator  will  continue  after  approval  of  each Advisory
Agreement by the shareholders of each Fund.

     The Adviser also serves as investment adviser to Conseco Series Trust (the "Series Trust"). The three Funds that comprise the Conseco Fund Group (i.e., the Trust) have been modeled after three funds of the Series Trust: the Equity Fund is modeled after the Common Stock Portfolio of the Series Trust; the Asset Allocation Fund is modeled after the Asset Allocation Portfolio of the Series Trust; and the Fixed Income Fund is modeled after the Corporate Bond Portfolio of the Series Trust (the Common Stock, Asset Allocation and Corporate Bond Portfolios of the
Series Trust are collectively referred to hereafter as the "Portfolios"). Each Portfolio, like each Fund, is managed by the Adviser and has investment objectives and policies substantially similar to its corresponding Fund. Under an advisory Agreement with Conseco Series Trust, the Adviser receives compensation from each Portfolio at the annual rate of 0.60% of the average daily net assets of the Common Stock Portfolio, 0.55% of the average daily net assets of the Asset Allocation Portfolio and 0.50% of the average daily net assets of the Corporate Bond Portfolio. As of December 31, 1996, the asset size of each of the Portfolios was as follows: Common Stock Portfolio - $171,332,490; Asset Allocation Portfolio - $16,732,206; and Corporate Bond Portfolio
- $17,463,340. The Adviser has voluntarily agreed to reimburse all expenses, including its advisory fees, in excess of the following percentage of the average annual net assets of the
Portfolios: 0.80% for the Common Stock Portfolio; 0.75% of the Asset Allocation Portfolio; and 0.70% for the Corporate Bond Portfolio.

Conclusion

     The Trustees are asking shareholders to approve each Advisory Agreement as it presently exists and under which the Adviser currently provides advisory and other services. The Trustees are not proposing to modify, amend or change the Advisory Agreements in any respect. The Trustees, including a majority of the Disinterested Trustees, previously have reviewed the Advisory Agreements, and other materials relating to the Agreements, and found that terms of, and the compensation to be paid by each Fund under, the Advisory Agreements are fair and reasonable and that the retention of the Adviser pursuant to each Advisory Agreement would be in the best interests of each Fund and its shareholders.

  The Trustees recommend that shareholders of each Fund vote FOR approval of each Fund's Advisory Agreement.








PROPOSAL 2.    TO  APPROVE  A  DISTRIBUTION  AND SERVICE PLAN FOR
               EACH   FUND'S   CLASS   A   SHARES   TO   INCREASE
               DISTRIBUTION FEES

For  Class  A  Shareholders  Only  of  the Equity Fund, the Asset
Allocation Fund, and the Fixed Income Fund, voting separately.

     As noted above with respect to the Advisory Agreements, it has come to the Trustees' attention that there may have been a flaw in their initial approval of each Fund's Rule 12b-1 Class A distribution and service plan (the "Old Distribution Plans") at the Trustees' meeting on December 5, 1996. Therefore, on February 21, 1997, the Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the New Distribution Plans (defined below) or in any agreements related to those Plans (the "Independent Trustees"), approved, a new distribution and service plan for each Fund's Class A shares pursuant to Rule 12b-1 under the Act (the "New Distribution P l ans"), and voted to recommend to each Fund's Class A shareholders that they approve, each New Distribution Plan. In addition, in the course of their review and evaluation on February 21, 1997, the Trustees determined that an increase in distribution fees for each Fund is reasonably likely to benefit the Fund and its Class A shareholders for the reasons set forth below. Therefore, the New Distribution Plans would increase the maximum amount payable under the Equity Fund's and the Asset Allocation Fund's Old Distribution Plans from 0.35% to 0.50% and under the Fixed Income Fund's Old Distribution Plan from 0.35% to 0 . 6 5% annually of each Fund's average daily net assets attributable to its Class A shares. As described more fully below, in approving the New Distribution Plans, the Trustees determined that the increased fee is likely to result in higher levels of sales and, ultimately, lower levels of redemptions of each Fund's Class A shares than would otherwise be obtainable. This in turn should assist in the goal of achieving an increase in Fund asset size. There can be no assurance, however, that the Fund will achieve an increase in asset size. Upon shareholder approval, each New Distribution Plan will become effective immediately. Each Fund's New Distribution Plan is attached to this Proxy Statement as Exhibit B for your review.

Required Vote

     Approval of each Fund's New Distribution Plan by each Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Class A voting securities present at the Meeting, if the holders of more than 50% of the outstanding Class A voting securities of each Fund are present or represented by proxy; or (ii) more than 50% of the outstanding Class A voting securities of each Fund. Class A shareholders of each Fund will vote separately. Therefore, three votes will be taken. If you






are a Class A shareholder of more than one Fund, you are entitled to vote on the proposal as it pertains to each of your Funds and you will receive more than one proxy card for this purpose. Therefore, it is important that you review, complete and sign each proxy card.

The New Distribution Plans

     T h e New Distribution Plans set forth the terms and conditions on which a Fund will pay, from the assets attributable to Class A shares of the respective Fund, distribution fees and service fees to the Distributor in connection with the provision by the Distributor of certain services to each Fund and its Class A shareholders. The terms of each New Distribution Plan authorize the respective Funds to engage in any activity primarily intended to result in the sale of their Class A shares. Each Fund is authorized to engage in such activities directly, or through other persons with whom the Fund or the Distributor enters into agreements.

     Distribution fees are used to reimburse the Distributor for expenses primarily intended to result in sales of Class A shares
o f e ach Fund, including, but not limited to, printing prospectuses, statements of additional information and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, other d i s tribution-related expenses (including personnel of the
Distributor), certain overhead expenses attributable to the distribution of Class A shares of a Fund such as communications, salaries, training, supplies, photocopying and similar types of expenses. Service fees are used to reimburse the Distributor for payments made to, or on account of, underwriters, dealers, brokers, banks or selling entities who provide personal and shareholder account maintenance services to Class A shareholders, including, but not limited to, the establishment and maintenance of shareholder accounts, processing purchase, redemption and exchange orders, processing requests and orders with respect to shareholder services and programs described in the Trust's p r o s pectus and statement of additional information, and responding to inquiries regarding the shareholders' accounts, t h e policies of the Trust and the performance of their investment. These payments represent compensation in addition to any commissions the Distributor might receive on sales of each Fund's Class A shares.

     Under the Old Distribution Plans (approved at the Trustees' December 5, 1996 meeting), each Fund would have been obligated to pay up to an aggregate of 0.35% annually of its average daily net assets attributable to its Class A shares for both distribution fees and service fees. Within this maximum amount, 0.25% could have been used as service fees and the remainder for distribution fees. The Trustees had limited the fees to be paid under the Old






Distribution Plans to 0.25% of each Fund's average daily net assets attributable to Class A shares.

     Subject to the approval of each Fund's Class A shareholders at the Meeting, under the New Distribution Plans, the Equity Fund and the Asset Allocation Fund would pay up to an aggregate of 0.50% annually of their average daily net assets attributable to their Class A shares for both distribution and service fees; under its New Distribution Plan, the Fixed Income Fund would pay up to an aggregate of 0.65% annually of its average daily net assets attributable to its Class A shares for both distribution and service fees. Within these maximum amounts, each Fund may pay up to 0.25% in service fees and the remainder in distribution fees. Given the uncertain validity of the Old Distribution Plans a p p roved at the December 5, 1996 Trustees' meeting, no distribution fees will be paid by a Fund until its New Distribution Plan is approved.

     Expenditures under each New Distribution Plan will be c a lculated and accrued daily, charged against the assets attributable to Class A shares of a respective Fund only and paid monthly or at such other intervals as the Trustees may determine. Pursuant to each New Distribution Plan, the Distributor will provide the Trust, at least quarterly, with a written report of the amounts expended under each New Distribution Plan and the purpose for which such expenditures were made together with such other information as from time to time is reasonably requested by the Trustees. The Trustees will review such reports on a quarterly basis. In the event the Distributor is not fully reimbursed for payments made or other expenses incurred by it under each New Distribution Plan, such expenses may be carried forward for no more than three years from the date such expenses were first incurred. Reimbursement of expenses is calculated on a "first in, first out" basis.

     The expenditures made pursuant to each New Distribution Plan, and the basis upon which such expenditures are made, will be determined by the Trust in accordance with Rule 12b-1 under the Act and the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules"). If any amendment to Rule 12b-1 or the NASD Rules is adopted, the Trustees will consider what, if any, modification of each New Distribution Plan or each Fund's distribution practices may be appropriate.

     If approved by Class A shareholders, each New Distribution Plan will continue in effect for successive annual periods provided that it is approved at least annually by a vote of the majority of the Trustees, including a majority of the Independent Trustees. Each Fund may terminate its New Distribution Plan at any time by vote of a majority of the Independent Trustees or a majority of the outstanding voting Class A shares of the respective Fund. No material amendment to a New Distribution






Plan will be effective unless it is approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees. Each New Distribution Plan requires that amendments which would materially increase the amount of compensation payable thereunder be approved by a majority of the outstanding voting Class A shares of the affected Fund.

Comparative Expense Tables

     Set forth below are (1) the Shareholder Transaction Expenses Table which applies to Class A shares of each Fund and which is not proposed to be modified in any respect and (2) Comparative Annual Operating Expenses Tables For Class A Shares showing the amount of fees and expenses paid by each Fund with respect to its Class A shares under the Old Distribution Plan as if it were in effect and the amount of fees and expenses the Class A shareholders would have paid indirectly if the New Distribution Plan had been in effect for each Fund. The information concerning "other expenses" in the fee tables is an estimate.

    Shareholder Transaction Expenses Table For Class A Shares
                           Of Each Fund

Maximum Sales Charge Imposed on Purchase (as
     a percentage of offering price)                          5%

Maximum Sales Charge Imposed on Reinvested Dividends (as
     a percentage of offering price)                        None

Deferred Sales Charge                                       None

Redemption Fees                                             None


          Comparative Annual Operating Expenses Tables For Class A Shares

                                    Equity Fund

                                        Old                New
                                   Distribution Plan   Distribution Plan

Annual Fund Operating Expenses
(as a percentage of average net
 assets)







Management Fees                         0.70%               0.70%

Administrative Fees                     0.20%               0.20%

12b-1 Distribution and Service
 Fees(1)                                0.25%               0.50%

Other expenses (less voluntary fee
 waivers                                0.35%               0.10%
     and reimbursements)

Total Equity Fund                       1.50%               1.50%
     Operating Expenses (2)

                               Asset Allocation Fund

                                        Old                 New
                                   Distribution Plan   Distribution Plan

Annual Fund Operating Expenses
(as a percentage of average net
 assets)

Management Fees                              0.70%          0.70%

Administrative Fees                          0.20%          0.20%

12b-1 Distribution and Service Fees(1)       0.25%          0.50%

Other expenses (less voluntary fee waivers   0.35%          0.10%
     and reimbursements)

Total Asset Allocation Fund                  1.50%          1.50%
     Operating Expenses (2)
























                                 Fixed Income Fund

                                        Old                 New
                                   Distribution Plan   Distribution Plan

Annual Fund Operating Expenses
(as a percentage of average net
 assets)

Management Fees                         0.45%               0.40%(3)

Administrative Fees                     0.20%               0.20%

12b-1 Distribution and Service Fees(1)  0.25%               0.65%

Other expenses (less voluntary fee
 waivers                                0.35%               0.00%
     and reimbursements)

Total Fixed Income Fund                 1.25%               1.25%
     Operating Expenses (2)



Notes to Comparative Annual Operating Expenses Tables:

(1) As a result of Rule 12b-1 fees, a long-term shareholder in the Funds may pay more than the economic equivalent of the maximum sales charges permitted by the NASD Rules.

(2) The expense information set forth above reflects a voluntary commitment of the Adviser, the Administrator and the
     Distributor to waive their fees and/or reimburse to the Funds a portion of the fees due them under the Investment Advisory Agreement, Administration Agreement and/or New Distribution Plans through April 30, 1998. The voluntary commitment provides that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above. In the absence of such reimbursements, it is estimated that the Total Operating Expenses under the Old Distribution Plans would have been 1.85%, 1.85% and 1.60% for the Equity, Asset Allocation and Fixed Income Funds, respectively. In the absence of such reimbursements, it is estimated that the Total Operating Expenses under the New Distribution Plans would be 2.10%, 2.10% and 2.00% for the Equity, Asset Allocation and Fixed Income Funds, respectively

(3)  The   Adviser  has  voluntarily  undertaken  to  reduce  its
     advisory fee with respect to the Fixed Income Fund to 0.40% of the Fund's average daily net assets until April 30, 1998.






     Absent such undertaking, the advisory fee would have been 0.45% of the Fund's average daily net assets.

                       Comparative Examples

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Class A shares of each of the Funds would have paid transaction and operating expenses at the end of each year as follows:

                                   1 Year      3 Years
Equity Fund
Old Distribution Plan               $65           $96
New Distribution Plan               $65           $96

Asset Allocation Fund
Old Distribution Plan               $65            $96
New Distribution Plan               $65            $96

Fixed Income Fund
Old Distribution Plan                $62            $88
New Distribution Plan                $62            $88

     The same level of expenses would be incurred if the investments were held throughout the period indicated. The above examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

T r u s tees' Evaluation of the New Distribution Plans and Recommendation

     In connection with their decision to approve the New Distribution Plan for each Fund and to recommend to each Fund's Class A shareholders that they do the same, the Trustees, including a majority of the Independent Trustees, reviewed all information which they deemed necessary to arrive at an informed determination. The Independent Trustees consulted with their legal counsel in determining whether to approve each Fund's New Distribution Plan. Among the matters considered by the Trustees w e r e: (1) the potential costs and benefits of the New Distribution Plan to Class A shareholders of each Fund, including the fact that payments made to the Distributor would ultimately increase the level of expenses incurred by Class A shareholders of each Fund; (2) whether the New Distribution Plan would assist the Distributor in marketing Class A shares of each Fund and, ultimately, reduce the level of share redemptions; (3) the advantages to each Fund and its Class A shareholders that might result from growth in the Fund's assets, including economies of scale, reduced expense ratios, and greater portfolio diversification; and (4) the fact that anticipated net positive cash flow into each Fund as a result of new sales could






facilitate portfolio management by eliminating the need to liquidate favorable portfolio positions in order to generate sufficient cash to satisfy redemption requests. The Trustees determined that the compensation in each Fund's New Distribution Plan for additional sales and continuing shareholder service incentives and the Distributor's expenses is likely to result in h i gher levels of sales and, ultimately, lower levels of redemptions of Class A shares of each Fund than would otherwise occur. This in turn should assist each Fund in increasing its asset size and achieving and maintaining net positive cash flow.

     The  Trustees  found  the  fees  to  be  paid  under the New
Distribution Plan reasonable in view of the services that the Distributor will provide and the anticipated expenses that the Distributor will incur in distributing and marketing each Fund's Class A shares and paying authorized broker-dealers and others for ongoing service to Class A shareholders. The Trustees also noted that the level of fees payable under each Fund's Old
Distribution Plan (if it were in effect) is comparable to or below that of most other funds, whose shares are sold through similar broker-dealer networks, as well as many funds with which each Fund competes for the customers and sales efforts of broker-dealers. The Trustees determined that the Rule 12b-1 fee payable under each Fund's New Distribution Plan will enable the Distributor to compensate broker-dealers in an amount comparable to the compensation they receive in connection with sales of shares of comparable mutual funds, while at the same time affording the Distributor the means to effectively market Class A shares to the public.

     The Trustees also recognized and considered that possible benefits may be realized by the Adviser as a result of the New Distribution Plans. If a Fund's net assets grow more rapidly as a result of the implementation of the New Distribution Plan, the investment advisory fees payable to the Adviser (which fees are calculated as a percentage of the Fund's net assets) will also increase. The Trustees recognized that possible benefits may be realized by the Distributor as a result of each Fund's New Distribution Plan through the payment of sales charges to the Distributor for sales and distribution of each Fund's Class A shares.

     T h e Trustees also considered that the Adviser, the Distributor and the Administrator voluntarily have agreed, until April 30, 1998, to reimburse the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund for total annual
o p e rating expenses which exceed 1.50%, 1.50% and 1.25%, respectively. The New Distribution Plans will provide the Distributor with the flexibility, in the future, to increase marketing and distribution efforts, such as increased advertising and compensation of broker-dealers for their distribution and service-related activities in respect of Class A shares of the






Funds, which efforts are anticipated ultimately to increase the assets of each of the Funds which in turn should result in economies of scale (which means that total annual operating expenses for each Fund will be spread over a greater amount of assets thereby effectively reducing each Class A shareholder's burden for the payment of these expenses).

     As  a  result  of  their  careful consideration of the above factors and other relevant matters, the Trustees, including a majority of the Independent Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Act, that each Fund's New Distribution Plan is likely to benefit each Fund and its Class A shareholders and recommended that it be submitted to the Class A shareholders of each Fund for their approval. The New Distribution Plans will not become effective as to a particular Fund unless approved by that Fund's Class A shareholders. In the event that Class A shareholders of each Fund do not approve their respective New Distribution Plan, the Trustees will consider what action to take, including proposing another distribution and service plan for shareholder approval.

  The Trustees recommend that Class A shareholders of each Fund vote FOR approval of each Fund's New Distribution Plan.


PROPOSAL 3.    TO  RATIFY  THE SELECTION OF COOPERS & LYBRAND LLP
               AS INDEPENDENT ACCOUNTANTS OF THE TRUST

For  All  Shareholders  of  the Equity Fund, the Asset Allocation
Fund and the Fixed Income Fund, voting together.

     On February 21, 1997, the Disinterested Trustees selected the firm of Coopers & Lybrand LLP to serve as independent accountants for the Trust to sign or certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. This selection is being presented to shareholders for ratification. In addition, as required by the Act, the vote of the Trustees is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose  of  voting  on such action, to terminate such employment without penalty. Coopers & Lybrand LLP has advised the Trust that it has no direct or material indirect ownership interest in the Trust.

     T h e independent accountants examine annual financial statements for the Trust and provide other audit and tax-related s e rvices. In recommending the selection of the Trust's accountants, the Disinterested Trustees reviewed the nature and






scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Required Vote

     Approval of the proposal to ratify the selection of Coopers & Lybrand LLP as independent accountants of the Trust by the Trust's shareholders requires an affirmative vote of a majority of the outstanding voting securities present at the Meeting. If you are a shareholder of more than one Fund, you are entitled to vote on the proposal as it pertains to each of your Funds and you will receive more than one proxy card for this purpose. Therefore, it is important that you review, complete and sign each proxy card.

           The Trustees recommend that shareholders of
             the Trust vote FOR the proposal to ratify the selection of Coopers & Lybrand LLP as the Trust's independent accountants.


                          OTHER BUSINESS

     The Trustees know of no business which will be presented for consideration at the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                     SHAREHOLDERS' PROPOSALS

     The Trust does not hold annual shareholder meetings. Shareholders desiring to present a proposal for consideration at the next shareholder meeting should send their written proposals to the Secretary of the Trust, 11815 North Pennsylvania Street, Carmel, Indiana 46032.


















                   Vote this proxy card TODAY!

    Return the proxy card in the enclosed envelope or mail to:

                        Conseco Fund Group
                      Attn: Proxy Department
                 11815 North Pennsylvania Street
                      Carmel, Indiana 46032


CONSECO FUND GROUP: EQUITY FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maxwell E. Bublitz and William P. Latimer, or any one of them, attorneys, with full power of substitution, to vote all shares of Conseco Fund Group (the "Trust") as indicated above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 11815 North Pennsylvania Street, Carmel, Indiana 46032 on March 28, 1997 at 1:00 p.m., Eastern time, and at any adjournments of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged. If not revoked, this Proxy shall be voted.

                         Date __________________, 1997

                         NOTE:  Please  sign exactly as your name
                         appears  on  this Proxy. When signing as
                         attorney,    executor,    administrator,
                         trustee  or  guardian,  please give your
                         full  title  as  such. If a corporation,
                         please  sign  in  full corporate name by
                         president  or  other authorized officer.
                         I f    a  partnership,  please  sign  in
                         partnership name by authorized person.


                         Signature(s) (Title(s), if applicable)















Please refer to the Proxy Statement for a discussion of the proposal.
THIS  PROXY  SHALL BE VOTED FOR EACH PROPOSAL IF NO SPECIFICATION
IS MADE.
As to any other matter, said proxy or proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1.   To approve the investment advisory agreement between Conseco
     Fund  Group,  on  behalf  of  the  Equity  Fund, and Conseco
     Capital Management, Inc.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

2.   CLASS  A  SHAREHOLDERS  ONLY:   To approve the Equity Fund's
     C l a s s A distribution and service plan to increase distribution fees for Class A shares.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

3. To ratify the selection of Coopers & Lybrand LLP as independent accountants for the Trust.

     FOR  ______     AGAINST  ______    ABSTAIN  ______



PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.





                   Vote this proxy card TODAY!

    Return the proxy card in the enclosed envelope or mail to:

                        Conseco Fund Group
                      Attn: Proxy Department
                 11815 North Pennsylvania Street
                      Carmel, Indiana 46032


CONSECO FUND GROUP: ASSET ALLOCATION FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maxwell E. Bublitz and William P. Latimer, or any one of them, attorneys, with full power of substitution, to vote all shares of Conseco Fund Group (the "Trust") as indicated above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 11815 North Pennsylvania Street, Carmel, Indiana 46032 on March 28, 1997 at 1:00 p.m., Eastern time, and at any adjournments of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged. If not revoked, this Proxy shall be voted.

                         Date __________________, 1997

                         NOTE:  Please  sign exactly as your name
                         appears  on  this Proxy. When signing as
                         attorney,    executor,    administrator,
                         trustee  or  guardian,  please give your
                         full  title  as  such. If a corporation,
                         please  sign  in  full corporate name by
                         president  or  other authorized officer.
                         I f    a  partnership,  please  sign  in
                         partnership name by authorized person.


                         Signature(s) (Title(s), if applicable)















Please refer to the Proxy Statement for a discussion of the proposal.
THIS  PROXY  SHALL BE VOTED FOR EACH PROPOSAL IF NO SPECIFICATION
IS MADE.
As to any other matter, said proxy or proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1.   To approve the investment advisory agreement between Conseco
     Fund Group, on behalf of the Asset Allocation Fund, and Conseco Capital Management, Inc.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

2.   CLASS  A SHAREHOLDERS ONLY:  To approve the Asset Allocation
     Fund's Class A distribution and service plan to increase distribution fees for Class A shares.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

3. To ratify the selection of Coopers & Lybrand LLP as independent accountants for the Trust.

     FOR  ______     AGAINST  ______    ABSTAIN  ______


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.





                   Vote this proxy card TODAY!

    Return the proxy card in the enclosed envelope or mail to:

                        Conseco Fund Group
                      Attn: Proxy Department
                 11815 North Pennsylvania Street
                      Carmel, Indiana 46032


CONSECO FUND GROUP: FIXED INCOME FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maxwell E. Bublitz and William P. Latimer, or any one of them, attorneys, with full power of substitution, to vote all shares of Conseco Fund Group (the "Trust") as indicated above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 11815 North Pennsylvania Street, Carmel, Indiana 46032 on March 28, 1997 at 1:00 p.m., Eastern time, and at any adjournments of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged. If not revoked, this Proxy shall be voted.

                         Date __________________, 1997

                         NOTE:  Please  sign exactly as your name
                         appears  on  this Proxy. When signing as
                         attorney,    executor,    administrator,
                         trustee  or  guardian,  please give your
                         full  title  as  such. If a corporation,
                         please  sign  in  full corporate name by
                         president  or  other authorized officer.
                         I f    a  partnership,  please  sign  in
                         partnership name by authorized person.


                         Signature(s) (Title(s), if applicable)
















Please refer to the Proxy Statement for a discussion of the proposal.
THIS  PROXY  SHALL BE VOTED FOR EACH PROPOSAL IF NO SPECIFICATION
IS MADE.
As to any other matter, said proxy or proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1.   To approve the investment advisory agreement between Conseco
     Fund  Group, on behalf of the Fixed Income Fund, and Conseco
     Capital Management, Inc.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

2.   CLASS  A  SHAREHOLDERS  ONLY:    To approve the Fixed Income
     Fund's Class A distribution and service plan to increase distribution fees for Class A shares.

     FOR  ______     AGAINST  ______    ABSTAIN  ______

3. To ratify the selection of Coopers & Lybrand LLP as independent accountants for the Trust

     FOR  ______     AGAINST  ______    ABSTAIN  ______


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.





                                                     Exhibit 1A

                    INVESTMENT ADVISORY AGREEMENT

                     Between CONSECO FUND GROUP
                      on behalf of EQUITY FUND

                                 and

                  CONSECO CAPITAL MANAGEMENT, INC.


        THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ___ day of __________, 1997, by and between Conseco Fund Group (the "Trust"), a Massachusetts business trust, on behalf of its series Equity Fund (the "Fund"), and Conseco Capital Management, Inc. (the "Adviser").


                             WITNESSETH:

        WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

        WHEREAS, the Fund is a diversified series of the Trust operating as an open-end management investment company under the 1940 Act, and is currently divided into Class A and Class Y shares to be offered to individual and institutional investors, respectively;

        WHEREAS, the Adviser is an investment adviser, registered as such pursuant to the provisions of the Investment Advisers Act of 1940, and is engaged in the business of rendering investment advice and investment management services as an independent contractor;

        WHEREAS,  the  Fund  desires and has agreed to retain the
   Adviser   to  render  advice  and  services  to  the  Fund  in
   connection with management and operation of the Fund pursuant to terms and conditions set forth herein; and

        WHEREAS, the Adviser desires and has agreed to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, conditions and agreements contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, mutually agree as follows:





        1.   Employment.      The Fund hereby employs the Adviser
   and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"). The Adviser shall, except as otherwise provided herein, render or make available all services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the assets of the Fund and the purchase and sale of the portfolio securities of the Fund, including the taking of such other steps as may be necessary to implement such advice and r e c o mmendations, (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request,
   (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general, superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trustees.

        2. Best Efforts. The Adviser hereby agrees to use its best judgment and efforts in rendering the advice and services with respect to the Fund as contemplated by this Agreement. The Adviser further agrees to use its best efforts in the furnishing of such advice and recommendations with respect to the Fund, in the preparation of reports and information, and in the management of the respective assets of the Fund pursuant to this Agreement. For this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

        3.   Independent Contractor Status.    The Adviser shall,
   for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund pursuant to the provisions of this Agreement are not to be deemed exclusive with respect to the Adviser's rendering of services, and the Adviser shall therefore be free to render similar or different services to others, provided that, its





   ability to render the services described herein shall not be impaired thereby.

        4. Furnishing of Information. The Fund shall from time to time furnish to the Adviser detailed statements of the investments and assets of the Fund and information pertaining to the investment objectives and needs of the Fund, and shall make available to the Adviser such financial reports, proxy statements, legal and other information in the possession of or available to the Fund relating to its investments, as the same may be relevant to the performance by the Adviser of its obligations hereunder. The Fund shall furnish such other information as the Adviser may reasonably request.

        5. Fund Records. The Adviser agrees that all records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any of such records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Fund during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Fund or as may be required by any governmental agency having jurisdiction.

        6.   Tender  Offers.       The Adviser hereby agrees that
   whenever the Adviser has determined that the Fund should tender securities pursuant to a "tender offer solicitation,"
   the Adviser shall designate an affiliate as the "tendering dealer," so long as such affiliate is legally permitted to act in  such capacity under the federal securities laws, the rules
   promulgated   thereunder  and  the  rules  of  any  securities
   exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that committed as of the date of this Agreement (other than  normal  periodic  fees or payments necessary to maintain its  corporate  existence  and  its membership in the National
   Association  of  Securities  Dealers,  Inc.).   This Agreement
   shall not obligate the Adviser or such affiliate to (i) act pursuant to the foregoing requirement under any circumstance in which either might reasonably believe that liability might be imposed upon it as a result of so acting, or (ii) institute legal or other proceedings to collect fees which may be considered to be due to it from others as a result of such a





   tender, unless the Fund shall enter into an agreement with the Adviser or such affiliate to reimburse it for all expenses connected with attempting to collect such fees (including legal fees and expenses and that portion of the compensation due to their respective employees, which amount is directly attributable to the time involved in attempting to collect such fees).

        7. Allocation of Costs and Expenses. The Adviser shall bear and pay the costs of rendering its services pursuant to the terms of this Agreement, including the fees paid to any sub-adviser which the Adviser may retain and any value added taxes due in connection therewith. The Fund shall bear and pay for all other expenses of its operation, including but not limited to, organizational and offering expenses of the Fund and expenses incurred in connection with the issuance and registration of shares of the Fund; fees of the Fund's custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating the daily net asset value of the shares of the Fund and of maintaining the books of account required by the 1940 Act; expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee who are not affiliated with or interested persons of the Fund or the Adviser; salaries of personnel involved in placing orders for the execution of the p o r tfolio transactions of the Fund or in maintaining registration of shares of the Fund under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing, and accounting fees; trade association dues; fees and expenses or registering and maintaining registration of shares of the Fund for sale under applicable federal and state securities laws; and all other charges and costs associated with the Fund's operations, plus any extraordinary and non-recurring expenses, except as otherwise prescribed herein. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Fund as set forth herein and to the extent such costs or services have b e en reasonably rendered, (a) the Fund shall promptly reimburse the Adviser for such costs and expenses, and (b) the Adviser shall be entitled to recover from the Fund the actual costs incurred by the Adviser in rendering such services.

        8.   Management  Fees.        (a)    In  exchange for the
   rendering of advice and services pursuant hereto, the Fund shall pay to the Adviser, and the Adviser shall accept as full compensation for all investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at





   the annual rate of .70% of the average daily net assets of the Fund.

             (b) The management fee shall be accrued daily by the Fund and paid to the Adviser at the end of each calendar month.

             (c) In the case of termination of this Agreement during any month, the management fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

             (d) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution expenses and, to the e x t ent permitted, any extraordinary expenses, such as litigation and non-recurring expenses) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expenses reimbursement provisions, the Adviser shall reimburse the Fund for the amount of such excess.

             (e) T h e management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Adviser has actually received cash payments of tender offer solicitation fees (less certain costs and expenses incurred in connection therewith) as referred to in Paragraph 6 hereof.

        9. Prohibition on Purchase of Shares. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of beneficial interest of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

        10. Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Fund to take any action contrary to (a) the Agreement and Declaration of Trust of the Trust, (b) the By-laws of the Trust, or (c) any applicable statute or regulation. Nothing contained herein shall be d e e m ed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

        11.  Liability.        (a)    In  the  absence of willful
   m i s feasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or





   omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

             (b)  Notwithstanding   the  foregoing,  the  Adviser
   agrees to reimburse the Fund for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Fund in connection with (i) preparation, printing and distribution of proxy statements, (ii) amendments to its Registration Statement, (iii) the holding of meetings of shareholders or Trustees, (iv) the conduct of factual investigations, (v) any l e gal or administrative proceedings (including any a p p l ications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction on the part of the Adviser or any of its shareholders where the action or inaction necessitating such expenditures is (A) directly or indirectly related to any transactions or proposed transaction in the shares or control of the Adviser or its affiliates (or litigation related to any transactions or proposed transaction involving such shares or control) which shall have been undertaken without the prior express approval of the Trustees, or (B) within the sole control of the Adviser or any of its affiliates or any of t h eir respective officers, directors, employees or shareholders. The Adviser shall not be obligated pursuant to the provisions of this Subparagraph 10(b) to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or related to civil litigation by the Fund or by a shareholder of the Trust seeking to recover all or a portion of the proceeds derived by any shareholder of the Adviser or any of its affiliates from the sale of shares of the Adviser or similar matters. So long as this Agreement remains in effect, the Adviser shall pay to the Fund the amount due for expenses subject to this Subparagraph 10(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim which the Fund may have or may assert against the Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses, or damages the fund may hereafter incur which are not reimbursable to it hereunder.

             (c) N o provision of this Agreement shall be construed to protect any Trustee of the Trust or officer of the Fund, or any director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

             (d) The Adviser understands that the obligations of this Agreement are not personally binding upon any shareholder of the Fund, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.





        12. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect for t w o years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

        13. Termination. This Agreement may be terminated at any time without payment of any penalty (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.

        14.  No  Waiver.    The waiver by any party of any breach
   of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

        15.  Severability.       The provisions of this Agreement
   shall be considered severable and if for any reason any provision of this Agreement which is not essential to the effectuation of the basic purpose of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

        16.  Counterparts.      This Agreement may be executed in
   two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        17. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all p r ior understandings or agreements between the parties pertaining to the subject matter hereof, whether oral or written. This Agreement may only be modified or amended by mutual written agreement of the parties hereto and, as required, upon approval of a majority of the outstanding voting securities of the Fund.

        18.  Definitions.        For  purposes of application and
   operation  of  the  provisions  of  this  Agreement,  the term
   "majority of the outstanding voting securities" shall have the meaning as set forth in the 1940 Act.





        19. Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Conseco" as part of its name and the names of series thereof. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Conseco."

        20.  Applicable  Law.    This Agreement shall be governed
   by and construed in accordance with the laws of the State of Indiana.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                    CONSECO FUND GROUP,
                                    on behalf of Equity Fund

   ATTEST:                          By:
                                         [Title]
   _____________________





                                    CONSECO  CAPITAL  MANAGEMENT,
                                    INC.


   ATTEST:                          By:
                                         [Title]
   ______________________





                                                     Exhibit 1B

                    INVESTMENT ADVISORY AGREEMENT

                     Between CONSECO FUND GROUP
                 on behalf of ASSET ALLOCATION FUND

                                 and

                  CONSECO CAPITAL MANAGEMENT, INC.


        THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ___ day of ________, 1997, by and between Conseco Fund Group (the "Trust"), a Massachusetts business trust, on behalf of its series Asset Allocation Fund (the "Fund"), and Conseco Capital Management, Inc. (the "Adviser").


                             WITNESSETH:

        WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

        WHEREAS, the Fund is a diversified series of the Trust operating as an open-end management investment company under the 1940 Act, and is currently divided into Class A and Class Y shares to be offered to individual and institutional investors, respectively;

        WHEREAS, the Adviser is an investment adviser, registered as such pursuant to the provisions of the Investment Advisers Act of 1940, and is engaged in the business of rendering investment advice and investment management services as an independent contractor;

        WHEREAS,  the  Fund  desires and has agreed to retain the
   Adviser   to  render  advice  and  services  to  the  Fund  in
   connection with management and operation of the Fund pursuant to terms and conditions set forth herein; and

        WHEREAS, the Adviser desires and has agreed to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, conditions and agreements contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, mutually agree as follows:





        1.   Employment.      The Fund hereby employs the Adviser
   and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"). The Adviser shall, except as otherwise provided herein, render or make available all services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the assets of the Fund and the purchase and sale of the portfolio securities of the Fund, including the taking of such other steps as may be necessary to implement such advice and r e c o mmendations, (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request,
   (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general, superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trustees.

        2. Best Efforts. The Adviser hereby agrees to use its best judgment and efforts in rendering the advice and services with respect to the Fund as contemplated by this Agreement. The Adviser further agrees to use its best efforts in the furnishing of such advice and recommendations with respect to the Fund, in the preparation of reports and information, and in the management of the respective assets of the Fund pursuant to this Agreement. For this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

        3.   Independent Contractor Status.    The Adviser shall,
   for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund pursuant to the provisions of this Agreement are not to be deemed exclusive with respect to the Adviser's rendering of services, and the Adviser shall therefore be free to render similar or different services to others, provided that, its





   ability to render the services described herein shall not be impaired thereby.

        4. Furnishing of Information. The Fund shall from time to time furnish to the Adviser detailed statements of the investments and assets of the Fund and information pertaining to the investment objectives and needs of the Fund, and shall make available to the Adviser such financial reports, proxy statements, legal and other information in the possession of or available to the Fund relating to its investments, as the same may be relevant to the performance by the Adviser of its obligations hereunder. The Fund shall furnish such other information as the Adviser may reasonably request.

        5. Fund Records. The Adviser agrees that all records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any of such records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Fund during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Fund or as may be required by any governmental agency having jurisdiction.

        6.   Tender  Offers.       The Adviser hereby agrees that
   whenever the Adviser has determined that the Fund should tender securities pursuant to a "tender offer solicitation,"
   the Adviser shall designate an affiliate as the "tendering dealer," so long as such affiliate is legally permitted to act in  such capacity under the federal securities laws, the rules
   promulgated   thereunder  and  the  rules  of  any  securities
   exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that committed as of the date of this Agreement (other than  normal  periodic  fees or payments necessary to maintain its  corporate  existence  and  its membership in the National
   Association  of  Securities  Dealers,  Inc.).   This Agreement
   shall not obligate the Adviser or such affiliate to (i) act pursuant to the foregoing requirement under any circumstance in which either might reasonably believe that liability might be imposed upon it as a result of so acting, or (ii) institute legal or other proceedings to collect fees which may be considered to be due to it from others as a result of such a





   tender, unless the Fund shall enter into an agreement with the Adviser or such affiliate to reimburse it for all expenses connected with attempting to collect such fees (including legal fees and expenses and that portion of the compensation due to their respective employees, which amount is directly attributable to the time involved in attempting to collect such fees).

        7. Allocation of Costs and Expenses. The Adviser shall bear and pay the costs of rendering its services pursuant to the terms of this Agreement, including the fees paid to any sub-adviser which the Adviser may retain and any value added taxes due in connection therewith. The Fund shall bear and pay for all other expenses of its operation, including but not limited to, organizational and offering expenses of the Fund and expenses incurred in connection with the issuance and registration of shares of the Fund; fees of the Fund's custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating the daily net asset value of the shares of the Fund and of maintaining the books of account required by the 1940 Act; expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee who are not affiliated with or interested persons of the Fund or the Adviser; salaries of personnel involved in placing orders for the execution of the p o r tfolio transactions of the Fund or in maintaining registration of shares of the Fund under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing, and accounting fees; trade association dues; fees and expenses or registering and maintaining registration of shares of the Fund for sale under applicable federal and state securities laws; and all other charges and costs associated with the Fund's operations, plus any extraordinary and non-recurring expenses, except as otherwise prescribed herein. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Fund as set forth herein and to the extent such costs or services have b e en reasonably rendered, (a) the Fund shall promptly reimburse the Adviser for such costs and expenses, and (b) the Adviser shall be entitled to recover from the Fund the actual costs incurred by the Adviser in rendering such services.

        8.   Management  Fees.        (a)    In  exchange for the
   rendering of advice and services pursuant hereto, the Fund shall pay to the Adviser, and the Adviser shall accept as full compensation for all investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at





   the annual rate of .70% of the average daily net assets of the Fund.

             (b) The management fee shall be accrued daily by the Fund and paid to the Adviser at the end of each calendar month.

             (c) In the case of termination of this Agreement during any month, the management fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

             (d) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution expenses and, to the e x t ent permitted, any extraordinary expenses, such as litigation and non-recurring expenses) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expenses reimbursement provisions, the Adviser shall reimburse the Fund for the amount of such excess.

             (e) T h e management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Adviser has actually received cash payments of tender offer solicitation fees (less certain costs and expenses incurred in connection therewith) as referred to in Paragraph 6 hereof.

        9. Prohibition on Purchase of Shares. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of beneficial interest of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

        10. Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Fund to take any action contrary to (a) the Agreement and Declaration of Trust of the Trust, (b) the By-laws of the Trust, or (c) any applicable statute or regulation. Nothing contained herein shall be d e e m ed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

        11.  Liability.        (a)    In  the  absence of willful
   m i s feasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or





   omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

             (b)  Notwithstanding   the  foregoing,  the  Adviser
   agrees to reimburse the Fund for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Fund in connection with (i) preparation, printing and distribution of proxy statements, (ii) amendments to its Registration Statement, (iii) the holding of meetings of shareholders or Trustees, (iv) the conduct of factual investigations, (v) any l e gal or administrative proceedings (including any a p p l ications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction on the part of the Adviser or any of its shareholders where the action or inaction necessitating such expenditures is (A) directly or indirectly related to any transactions or proposed transaction in the shares or control of the Adviser or its affiliates (or litigation related to any transactions or proposed transaction involving such shares or control) which shall have been undertaken without the prior express approval of the Trustees, or (B) within the sole control of the Adviser or any of its affiliates or any of t h eir respective officers, directors, employees or shareholders. The Adviser shall not be obligated pursuant to the provisions of this Subparagraph 10(b) to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or related to civil litigation by the Fund or by a shareholder of the Trust seeking to recover all or a portion of the proceeds derived by any shareholder of the Adviser or any of its affiliates from the sale of shares of the Adviser or similar matters. So long as this Agreement remains in effect, the Adviser shall pay to the Fund the amount due for expenses subject to this Subparagraph 10(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim which the Fund may have or may assert against the Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses, or damages the fund may hereafter incur which are not reimbursable to it hereunder.

             (c) N o provision of this Agreement shall be construed to protect any Trustee of the Trust or officer of the Fund, or any director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

             (d) The Adviser understands that the obligations of this Agreement are not personally binding upon any shareholder of the Fund, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.





        12. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect for t w o years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

        13. Termination. This Agreement may be terminated at any time without payment of any penalty (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.

        14.  No  Waiver.    The waiver by any party of any breach
   of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

        15.  Severability.       The provisions of this Agreement
   shall be considered severable and if for any reason any provision of this Agreement which is not essential to the effectuation of the basic purpose of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

        16.  Counterparts.      This Agreement may be executed in
   two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        17. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all p r ior understandings or agreements between the parties pertaining to the subject matter hereof, whether oral or written. This Agreement may only be modified or amended by mutual written agreement of the parties hereto and, as required, upon approval of a majority of the outstanding voting securities of the Fund.

        18.  Definitions.        For  purposes of application and
   operation  of  the  provisions  of  this  Agreement,  the term
   "majority of the outstanding voting securities" shall have the meaning as set forth in the 1940 Act.





        19. Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Conseco" as part of its name and the names of series thereof. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Conseco."

        20.  Applicable  Law.    This Agreement shall be governed
   by and construed in accordance with the laws of the State of Indiana.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                    CONSECO FUND GROUP,
                                    on behalf of Asset Allocation
                                    Fund
   ATTEST:
                                    By:
                                         [Title]



                                    CONSECO  CAPITAL  MANAGEMENT,
                                    INC.

   ATTEST:
                                    By:

                                         [Title]





                                                     Exhibit 1C

                    INVESTMENT ADVISORY AGREEMENT

                     Between CONSECO FUND GROUP
                   on behalf of FIXED INCOME FUND

                                 and

                  CONSECO CAPITAL MANAGEMENT, INC.


        THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ___ day of ________, 1997, by and between Conseco Fund Group (the "Trust"), a Massachusetts business trust, on behalf of its series Fixed Income Fund (the "Fund"), and Conseco Capital Management, Inc. (the "Adviser").


                             WITNESSETH:

        WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

        WHEREAS, the Fund is a diversified series of the Trust operating as an open-end management investment company under the 1940 Act, and is currently divided into Class A and Class Y shares to be offered to individual and institutional investors, respectively;

        WHEREAS, the Adviser is an investment adviser, registered as such pursuant to the provisions of the Investment Advisers Act of 1940, and is engaged in the business of rendering investment advice and investment management services as an independent contractor;

        WHEREAS,  the  Fund  desires and has agreed to retain the
   Adviser   to  render  advice  and  services  to  the  Fund  in
   connection with management and operation of the Fund pursuant to terms and conditions set forth herein; and

        WHEREAS, the Adviser desires and has agreed to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, conditions and agreements contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, mutually agree as follows:





        1.   Employment.      The Fund hereby employs the Adviser
   and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"). The Adviser shall, except as otherwise provided herein, render or make available all services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Fund with advice and recommendations with respect to the investment of the assets of the Fund and the purchase and sale of the portfolio securities of the Fund, including the taking of such other steps as may be necessary to implement such advice and r e c o mmendations, (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trustees may request,
   (iii) furnish such office space and personnel as is needed by the Fund, and (iv) in general, superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trustees.

        2. Best Efforts. The Adviser hereby agrees to use its best judgment and efforts in rendering the advice and services with respect to the Fund as contemplated by this Agreement. The Adviser further agrees to use its best efforts in the furnishing of such advice and recommendations with respect to the Fund, in the preparation of reports and information, and in the management of the respective assets of the Fund pursuant to this Agreement. For this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

        3.   Independent Contractor Status.    The Adviser shall,
   for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund pursuant to the provisions of this Agreement are not to be deemed exclusive with respect to the Adviser's rendering of services, and the Adviser shall therefore be free to render similar or different services to others, provided that, its





   ability to render the services described herein shall not be impaired thereby.

        4. Furnishing of Information. The Fund shall from time to time furnish to the Adviser detailed statements of the investments and assets of the Fund and information pertaining to the investment objectives and needs of the Fund, and shall make available to the Adviser such financial reports, proxy statements, legal and other information in the possession of or available to the Fund relating to its investments, as the same may be relevant to the performance by the Adviser of its obligations hereunder. The Fund shall furnish such other information as the Adviser may reasonably request.

        5. Fund Records. The Adviser agrees that all records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any of such records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Fund during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Fund or as may be required by any governmental agency having jurisdiction.

        6.   Tender  Offers.       The Adviser hereby agrees that
   whenever the Adviser has determined that the Fund should tender securities pursuant to a "tender offer solicitation,"
   the Adviser shall designate an affiliate as the "tendering dealer," so long as such affiliate is legally permitted to act in  such capacity under the federal securities laws, the rules
   promulgated   thereunder  and  the  rules  of  any  securities
   exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expense or personnel beyond that committed as of the date of this Agreement (other than  normal  periodic  fees or payments necessary to maintain its  corporate  existence  and  its membership in the National
   Association  of  Securities  Dealers,  Inc.).   This Agreement
   shall not obligate the Adviser or such affiliate to (i) act pursuant to the foregoing requirement under any circumstance in which either might reasonably believe that liability might be imposed upon it as a result of so acting, or (ii) institute legal or other proceedings to collect fees which may be considered to be due to it from others as a result of such a





   tender, unless the Fund shall enter into an agreement with the Adviser or such affiliate to reimburse it for all expenses connected with attempting to collect such fees (including legal fees and expenses and that portion of the compensation due to their respective employees, which amount is directly attributable to the time involved in attempting to collect such fees).

        7. Allocation of Costs and Expenses. The Adviser shall bear and pay the costs of rendering its services pursuant to the terms of this Agreement, including the fees paid to any sub-adviser which the Adviser may retain and any value added taxes due in connection therewith. The Fund shall bear and pay for all other expenses of its operation, including but not limited to, organizational and offering expenses of the Fund and expenses incurred in connection with the issuance and registration of shares of the Fund; fees of the Fund's custodian, transfer and shareholder servicing agent; costs and expenses of pricing and calculating the daily net asset value of the shares of the Fund and of maintaining the books of account required by the 1940 Act; expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Adviser; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee who are not affiliated with or interested persons of the Fund or the Adviser; salaries of personnel involved in placing orders for the execution of the p o r tfolio transactions of the Fund or in maintaining registration of shares of the Fund under state securities laws; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing, and accounting fees; trade association dues; fees and expenses or registering and maintaining registration of shares of the Fund for sale under applicable federal and state securities laws; and all other charges and costs associated with the Fund's operations, plus any extraordinary and non-recurring expenses, except as otherwise prescribed herein. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Fund as set forth herein and to the extent such costs or services have b e en reasonably rendered, (a) the Fund shall promptly reimburse the Adviser for such costs and expenses, and (b) the Adviser shall be entitled to recover from the Fund the actual costs incurred by the Adviser in rendering such services.

        8.   Management  Fees.        (a)    In  exchange for the
   rendering of advice and services pursuant hereto, the Fund shall pay to the Adviser, and the Adviser shall accept as full compensation for all investment management services furnished or provided to the Fund and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at





   the annual rate of .45% of the average daily net assets of the Fund.

             (b) The management fee shall be accrued daily by the Fund and paid to the Adviser at the end of each calendar month.

             (c) In the case of termination of this Agreement during any month, the management fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

             (d) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution expenses and, to the e x t ent permitted, any extraordinary expenses, such as litigation and non-recurring expenses) exceed the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expenses reimbursement provisions, the Adviser shall reimburse the Fund for the amount of such excess.

             (e) T h e management fee payable by the Fund hereunder shall be reduced to the extent that an affiliate of the Adviser has actually received cash payments of tender offer solicitation fees (less certain costs and expenses incurred in connection therewith) as referred to in Paragraph 6 hereof.

        9. Prohibition on Purchase of Shares. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of beneficial interest of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

        10. Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Fund to take any action contrary to (a) the Agreement and Declaration of Trust of the Trust, (b) the By-laws of the Trust, or (c) any applicable statute or regulation. Nothing contained herein shall be d e e m ed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

        11.  Liability.        (a)    In  the  absence of willful
   m i s feasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or





   omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

             (b)  Notwithstanding   the  foregoing,  the  Adviser
   agrees to reimburse the Fund for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Fund in connection with (i) preparation, printing and distribution of proxy statements, (ii) amendments to its Registration Statement, (iii) the holding of meetings of shareholders or Trustees, (iv) the conduct of factual investigations, (v) any l e gal or administrative proceedings (including any a p p l ications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction on the part of the Adviser or any of its shareholders where the action or inaction necessitating such expenditures is (A) directly or indirectly related to any transactions or proposed transaction in the shares or control of the Adviser or its affiliates (or litigation related to any transactions or proposed transaction involving such shares or control) which shall have been undertaken without the prior express approval of the Trustees, or (B) within the sole control of the Adviser or any of its affiliates or any of t h eir respective officers, directors, employees or shareholders. The Adviser shall not be obligated pursuant to the provisions of this Subparagraph 10(b) to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or related to civil litigation by the Fund or by a shareholder of the Trust seeking to recover all or a portion of the proceeds derived by any shareholder of the Adviser or any of its affiliates from the sale of shares of the Adviser or similar matters. So long as this Agreement remains in effect, the Adviser shall pay to the Fund the amount due for expenses subject to this Subparagraph 10(b) within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim which the Fund may have or may assert against the Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses, or damages the fund may hereafter incur which are not reimbursable to it hereunder.

             (c) N o provision of this Agreement shall be construed to protect any Trustee of the Trust or officer of the Fund, or any director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

             (d) The Adviser understands that the obligations of this Agreement are not personally binding upon any shareholder of the Fund, but bind only the Trust's property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.





        12. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect for t w o years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

        13. Termination. This Agreement may be terminated at any time without payment of any penalty (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.

        14.  No  Waiver.    The waiver by any party of any breach
   of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

        15.  Severability.       The provisions of this Agreement
   shall be considered severable and if for any reason any provision of this Agreement which is not essential to the effectuation of the basic purpose of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

        16.  Counterparts.      This Agreement may be executed in
   two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        17. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all p r ior understandings or agreements between the parties pertaining to the subject matter hereof, whether oral or written. This Agreement may only be modified or amended by mutual written agreement of the parties hereto and, as required, upon approval of a majority of the outstanding voting securities of the Fund.

        18.  Definitions.        For  purposes of application and
   operation  of  the  provisions  of  this  Agreement,  the term
   "majority of the outstanding voting securities" shall have the meaning as set forth in the 1940 Act.





        19. Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Conseco" as part of its name and the names of series thereof. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Conseco."

        20.  Applicable  Law.    This Agreement shall be governed
   by and construed in accordance with the laws of the State of Indiana.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.


                                    CONSECO FUND GROUP,
                                    on  behalf  of  Fixed  Income
                                    Fund


                                    By:
   ATTEST:
                                         [Title]




                                    CONSECO  CAPITAL  MANAGEMENT,
                                    INC.

   ATTEST:
                                    By:

                                         [Title]





                                                              Exhibit 2



















                             Financial Statements of
                         Conseco Capital Management, Inc.

                 [to be included in the Definitive Proxy Filing]





                                                               Exhibit 3A

                                     Class A
                         Plan of Distribution and Service
                              Pursuant to Rule 12b-1

                                CONSECO FUND GROUP

                                   Equity Fund

                                 March ___, 1997

         WHEREAS, Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such with the Securities and Exchange Commission;

         WHEREAS,  the  Trust  has  engaged  Conseco  Equity  Sales, Inc. (the
   "Distributor") as distributor of the shares of the Trust pursuant to an Underwriting Agreement dated as of ______________ ___, 1997;

         WHEREAS, the Trust is authorized to issue shares in separate series (the "Series"); the Trustees, to date, have created three Series of shares one of which series is the Equity Fund (the "Fund"); and the Trustees may create additional Series in the future as the Trustees deem necessary and appropriate;

         WHEREAS, the Trust is authorized to issue shares of each Series in one or more classes, and to date, the Trustees have created two classes:
   "Class A Shares" and "Class Y Shares";

         WHEREAS, the Trust desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") on behalf of the Fund and the Trustees of the Trust have determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders; and

         WHEREAS,  expenditures  under  the   Plan of Distribution and Service
   are primarily intended to result in the sale of Class A Shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 under the Act.

         NOW, THEREFORE, the Trust hereby adopts, on behalf of the Fund, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

   1.    (a)   The  Trust  is  authorized  to  compensate  the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A Shares of the Fund and the servicing of accounts holding such Shares of the Fund.

         (b)   The  Fund  shall  pay  to  the  Distributor, at the end of each month,  an  amount equal to the average daily net assets of the
               Fund  multiplied  by  that portion of 0.50% which the number of
               days  in  the  month  bears  to  365.   Such payment represents





               reimbursement for (i) expenses incurred by the Distributor for the promotion and distribution of Class A Shares of the Fund ("Distribution Fee") and (ii) fees paid to Authorized Dealers (defined below).

         (c) Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

         (d)   The Distributor shall:

               (i) (1) retain that portion of the Distribution Fee necessary t o c ompensate it for costs associated with the distribution of Class A Shares of the Fund; and (2) d i sburse that portion of the Distribution Fee to Authorized Dealers necessary to reimburse expenses of A u t horized Dealers incurred in the promotion and distribution of Class A Shares of the Fund; and

               (ii) pay any Service Fee it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Selling Group Agreement in effect (the "Authorized Dealers") is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such Authorized Dealers for providing personal services to shareholders relating to their investment and/or maintaining shareholder accounts.

         (e) Expenses for which the Distributor, or an Authorized Dealer, may receive Distribution Fee payments include, but are not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, other distribution-related expenses (including personnel of the Distributor), certain overhead expenses attributable to the distribution of Class A Shares of the Fund such as communications, salaries, training, supplies, photocopying and similar types of expenses and fees paid to Authorized Dealers.

         (f)   Services  for  which Authorized Dealers may receive Service Fee payments  include,  but  are  not limited to, any or all of the following:  maintaining  account  records  for shareholders who beneficially  own  Shares;  answering inquiries relating to the shareholders'  accounts,  the  policies  of  the  Trust and the performance  of  their  investment;  providing  assistance  and handling  transmission  of  funds  in connection with purchase, redemption and exchange orders for Shares; providing assistance in  connection  with  changing  account setups and enrolling in various  optional  Trust  services; producing and disseminating shareholder communications or servicing materials; the ordinary
               or   capital  expenses,  such  as  equipment,  rent,  fixtures, salaries,  bonuses, reporting and recordkeeping and third party consultancy  or  similar expenses, relating to any activity for





               which payment is authorized by the Board of Trustees; and the financing of any other activity for which payment is authorized by the Board of Trustees.

         (g) In no event shall the sum of the Distribution Fee and Service Fee exceed the Distributor's actual expenses incurred during the period for which such Fees will be paid. Notwithstanding the foregoing, the sum of the Distribution Fee and Service Fee may exceed actual expenses incurred by the Distributor, p r o v ided, that such excess represents payment to the Distributor for unreimbursed expenses incurred under this Plan not more than three years prior to the date upon which the Fund will make payment of Distribution Fees and Service Fees to the Distributor. Reimbursement of expenses shall be calculated on a "first-in, first-out" basis.

   2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved by votes of a majority of both (a) the Board of Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s).

   3. This Plan shall remain in effect until March ___, 1998, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

   4. The Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of distribution and service related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

   5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the Act) of the Class A outstanding voting securities of the Fund.

   6. This Plan may not be amended to increase materially the amount of compensation payable by the Trust with respect to Class A Shares of the Fund under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the Class A outstanding voting securities of the Fund. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

   7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.





   8. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

   9. Any agreement related to this Plan shall be in writing and shall provide that (a) the agreement may be terminated at any time upon sixty (60) days' written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the Class A outstanding voting securities of the Fund,
         (b) the agreement shall automatically terminate in the event of its assignment (as defined in the Act), and (c) the agreement shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

         IN WITNESS WHEREOF, the Trust and Distributor have executed this Plan of Distribution and Service as of the day and year first above written.

                                             CONSECO FUND GROUP

                                             By:______________________


                                             CONSECO EQUITY SALES, INC.

                                             By:





                                                               Exhibit 3B

                                     Class A
                         Plan of Distribution and Service
                              Pursuant to Rule 12b-1

                                CONSECO FUND GROUP

                              Asset Allocation Fund

                                 March ___, 1997

         WHEREAS, Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such with the Securities and Exchange Commission;

         WHEREAS,  the  Trust  has  engaged  Conseco  Equity  Sales, Inc. (the
   "Distributor") as distributor of the shares of the Trust pursuant to an Underwriting Agreement dated as of ______________ ___, 1997;

         WHEREAS, the Trust is authorized to issue shares in separate series (the "Series"); the Trustees, to date, have created three Series of shares one of which series is the Asset Allocation Fund (the "Fund"); and the Trustees may create additional Series in the future as the Trustees deem necessary and appropriate;

         WHEREAS, the Trust is authorized to issue shares of each Series in one or more classes, and to date, the Trustees have created two classes:
   "Class A Shares" and "Class Y Shares";

         WHEREAS, the Trust desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") on behalf of the Fund and the Trustees of the Trust have determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders; and

         WHEREAS, expenditures under the Plan of Distribution and Service are primarily intended to result in the sale of Class A Shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 under the Act.

         NOW, THEREFORE, the Trust hereby adopts, on behalf of the Fund, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

   1.    (a)   The  Trust  is  authorized  to  compensate  the Distributor for services  performed and expenses incurred by the Distributor in connection  with the distribution of Class A Shares of the Fund and the servicing of accounts holding such Shares of the Fund.





         (b) The Fund shall pay to the Distributor, at the end of each month, an amount equal to the average daily net assets of the Fund multiplied by that portion of 0.50% which the number of days in the month bears to 365. Such payment represents reimbursement for (i) expenses incurred by the Distributor for the promotion and distribution of Class A Shares of the Fund ("Distribution Fee") and (ii) fees paid to Authorized Dealers (defined below).

         (c) Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

         (d)   The Distributor shall:

               (i) (1) retain that portion of the Distribution Fee necessary t o c ompensate it for costs associated with the distribution of Class A Shares of the Fund; and (2) d i sburse that portion of the Distribution Fee to Authorized Dealers necessary to reimburse expenses of A u t horized Dealers incurred in the promotion and distribution of Class A Shares of the Fund; and

               (ii) pay any Service Fee it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Selling Group Agreement in effect (the "Authorized Dealers") is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such Authorized Dealers for providing personal services to shareholders relating to their investment and/or maintaining shareholder accounts.

         (e) Expenses for which the Distributor, or an Authorized Dealer, may receive Distribution Fee payments include, but are not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, other distribution-related expenses (including personnel of the Distributor), certain overhead expenses attributable to the distribution of Class A Shares of the Fund such as communications, salaries, training, supplies, photocopying and similar types of expenses and fees paid to Authorized Dealers.

         (f)   Services  for  which Authorized Dealers may receive Service Fee payments  include,  but  are  not limited to, any or all of the following:  maintaining  account  records  for shareholders who beneficially  own  Shares;  answering inquiries relating to the shareholders'  accounts,  the  policies  of  the  Trust and the performance  of  their  investment;  providing  assistance  and handling  transmission  of  funds  in connection with purchase,





               redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional Trust services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any other activity for which payment is authorized by the Board of Trustees.
         (g) In no event shall the sum of the Distribution Fee and Service Fee exceed the Distributor's actual expenses incurred during the period for which such Fees will be paid. Notwithstanding the foregoing, the sum of the Distribution Fee and Service Fee may exceed actual expenses incurred by the Distributor, p r o v ided, that such excess represents payment to the Distributor for unreimbursed expenses incurred under this Plan not more than three years prior to the date upon which the Fund will make payment of Distribution Fees and Service Fees to the Distributor. Reimbursement of expenses shall be calculated on a "first-in, first-out" basis.

   2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved by votes of a majority of both (a) the Board of Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s).

   3. This Plan shall remain in effect until March ___, 1998, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

   4. The Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of distribution and service related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

   5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the Act) of the Class A outstanding voting securities of the Fund.

   6.    This  Plan  may  not  be amended to increase materially the amount of compensation  payable  by the Trust with respect to Class A Shares of the  Fund  under paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the Class





         A outstanding voting securities of the Fund. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

   7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

   8. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

   9. Any agreement related to this Plan shall be in writing and shall provide that (a) the agreement may be terminated at any time upon sixty (60) days' written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the Class A outstanding voting securities of the Fund,
         (b) the agreement shall automatically terminate in the event of its assignment (as defined in the Act), and (c) the agreement shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

         IN WITNESS WHEREOF, the Trust and Distributor have executed this Plan of Distribution and Service as of the day and year first above written.


                                             CONSECO FUND GROUP

                                             By:


                                             CONSECO EQUITY SALES, INC.

                                             By:





                                                               Exhibit 3C

                                     Class A
                         Plan of Distribution and Service
                              Pursuant to Rule 12b-1

                                CONSECO FUND GROUP

                                Fixed Income Fund

                                  March __, 1997

         WHEREAS, Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such with the Securities and Exchange Commission;

         WHEREAS,  the  Trust  has  engaged  Conseco  Equity  Sales, Inc. (the
   "Distributor") as distributor of the shares of the Trust pursuant to an Underwriting Agreement dated as of ___________ ___, 1997;

         WHEREAS, the Trust is authorized to issue shares in separate series (the "Series"); the Trustees, to date, have created three Series of shares one of which series is the Fixed Income Fund (the "Fund"); and the Trustees may create additional Series in the future as the Trustees deem necessary and appropriate;

         WHEREAS, the Trust is authorized to issue shares of each Series in one or more classes, and to date, the Trustees have created two classes:
   "Class A Shares" and "Class Y Shares";

         WHEREAS, the Trust desires to adopt a Plan of Distribution and Service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") on behalf of the Fund and the Trustees of the Trust have determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders; and

         WHEREAS, expenditures under the Plan of Distribution and Service are primarily intended to result in the sale of Class A Shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 under the Act.

         NOW, THEREFORE, the Trust hereby adopts, on behalf of the Fund, and the Distributor hereby agrees to the terms of, this Plan of Distribution and Service (the "Plan") in accordance with Rule 12b-1, on the following terms and conditions:

   1.    (a)   The  Trust  is  authorized  to  compensate  the Distributor for services  performed and expenses incurred by the Distributor in connection  with the distribution of Class A Shares of the Fund and the servicing of accounts holding such Shares of the Fund.





         (b) The Fund shall pay to the Distributor, at the end of each month, an amount equal to the average daily net assets of the Fund multiplied by that portion of 0.65% which the number of days in the month bears to 365. Such payment represents reimbursement for (i) expenses incurred by the Distributor for the promotion and distribution of Class A Shares of the Fund ("Distribution Fee") and (ii) fees paid to Authorized Dealers (defined below).

         (c) Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

         (d)   The Distributor shall:

               (i) (1) retain that portion of the Distribution Fee necessary t o c ompensate it for costs associated with the distribution of Class A Shares of the Fund; and (2) d i sburse that portion of the Distribution Fee to Authorized Dealers necessary to reimburse expenses of A u t horized Dealers incurred in the promotion and distribution of Class A Shares of the Fund; and

               (ii) pay any Service Fee it receives under the Plan for which a particular underwriter, dealer, broker, bank or selling entity having a Selling Group Agreement in effect (the "Authorized Dealers") is the dealer of record (which may include the Distributor) to such Authorized Dealers to compensate such Authorized Dealers for providing personal services to shareholders relating to their investment and/or maintaining shareholder accounts.

         (e) Expenses for which the Distributor, or an Authorized Dealer, may receive Distribution Fee payments include, but are not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, other distribution-related expenses (including personnel of the Distributor), certain overhead expenses attributable to the distribution of Class A Shares of the Fund such as communications, salaries, training, supplies, photocopying and similar types of expenses and fees paid to Authorized Dealers.

         (f)   Services  for  which Authorized Dealers may receive Service Fee payments  include,  but  are  not limited to, any or all of the following:  maintaining  account  records  for shareholders who beneficially  own  Shares;  answering inquiries relating to the shareholders'  accounts,  the  policies  of  the  Trust and the performance  of  their  investment;  providing  assistance  and handling  transmission  of  funds  in connection with purchase,





               redemption and exchange orders for Shares; providing assistance in connection with changing account setups and enrolling in various optional Trust services; producing and disseminating shareholder communications or servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses, relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any other activity for which payment is authorized by the Board of Trustees.

         (g) In no event shall the sum of the Distribution Fee and Service Fee exceed the Distributor's actual expenses incurred during the period for which such Fees will be paid. Notwithstanding the foregoing, the sum of the Distribution Fee and Service Fee may exceed actual expenses incurred by the Distributor, p r o v ided, that such excess represents payment to the Distributor for unreimbursed expenses incurred under this Plan not more than three years prior to the date upon which the Fund will make payment of Distribution Fees and Service Fees to the Distributor. Reimbursement of expenses shall be calculated on a "first-in, first-out" basis.

   2. This Plan shall not take effect until the Plan, together with any related agreement(s), has been approved by votes of a majority of both (a) the Board of Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s).

   3. This Plan shall remain in effect until March ___, 1998, and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 2.

   4. The Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of distribution and service related activities, Distribution Fees, Service Fees, and the purposes for which such activities were performed and expenses incurred.

   5. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority (as defined in the Act) of the Class A outstanding voting securities of the Fund.

   6.    This  Plan  may  not  be amended to increase materially the amount of compensation  payable  by the Trust with respect to Class A Shares of the  Fund  under paragraph 1 hereof unless such amendment is approved





         by a vote of at least a majority (as defined in the Act) of the Class A outstanding voting securities of the Fund. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 2 hereof.

   7. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

   8. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 4 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

   9. Any agreement related to this Plan shall be in writing and shall provide that (a) the agreement may be terminated at any time upon sixty (60) days' written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the Class A outstanding voting securities of the Fund,
         (b) the agreement shall automatically terminate in the event of its assignment (as defined in the Act), and (c) the agreement shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

         IN WITNESS WHEREOF, the Trust and Distributor have executed this Plan of Distribution and Service as of the day and year first above written.


                                             CONSECO FUND GROUP

                                             By:


                                             CONSECO EQUITY SALES, INC.

                                             By: